UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December14, 2004

SHALLBETTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-31297	41-1961936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Kalakaua Avenue, #301 Honolulu, Hawaii 96815	V6E 3V7
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (604) 999-2189

1090 West Georgia Street, #1305

Vancouver, British Columbia, Canada V6E 3V7

(Former name of address, if changed since last report)

INTRODUCTORY STATEMENT

The purpose of this report on Form 8-K is to update information contained in a previously filed 8-K report.  The 8-K being updated was filed on December 28, 2004 to report a change in our certifying accountant.  The Date of Event specified in the previously filed 8-K was December 23, 2004.

The purpose of this current report on Form 8-K is to modify and update previous disclosures regarding changes in our certifying accountant.   One of the modifications being made is to change the specified Date of Event from December 23, 2004 to December 14, 2004.  Although this filing is intended to modify and update the information in a previously filed report of Form 8-K, it is being made on Form 8-K rather than Form 8-K/A to reflect the change in the specified Date of Event from December 23, 2004 to December 14, 2004. .

The filing of this Form 8-K shall not be deemed to be an admission that the original filing, when made, included any untrue statement of material fact or omitted to state a material fact necessary to make a statement contained therein not misleading.

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 14, 2004, Moore Stephens Ellis Foster Ltd., 1650 West 1st Avenue, Vancouver, British Columbia V6J 1G1 (“Ellis Foster”), resigned as the Company’s auditor for the fiscal year ending September 30, 2004.

The reports of Ellis Foster for the past fiscal year did not contain any adverse opinion or disclaimer of opinion and, except for a “going concern” qualification, were not qualified or modified as to any uncertainty, audit scope or accounting principle.  In connection with its audit of the Company’s financial statements for the fiscal year ended September 30, 2003, and its review of the Company’s financial statements for the periods ended December 31, 2003, March 31, 2004 and June 30, 2004, and during the subsequent interim period through the date of its resignation on December 14, 2004, there have been no disagreements with Ellis Foster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ellis Foster, would have caused them to make reference thereto in their report on the financial statements for such periods.

 On December 23, 2004, the Board of Directors appointed the firm of Clancy and Co., PLLC, Certified Public Accountants, 2935 E. Clarendon Avenue, Phoenix, Arizona 85016, (“Clancy and Co.”)  independent auditors of the Company for the fiscal year ending September 30, 2004.

Prior to the engagement of Clancy and Co., neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Company’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to change accountants was recommended and approved by the Company’s Board of Directors.

On January 26, 2005, the Company provided a draft copy of this report on Form 8-K to Ellis Foster, requesting their comments on the information contained therein.   The responsive letter from Ellis Foster is hereby filed as an exhibit to this amended report on Form 8K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHALLBETTER INDUSTRIES, INC.

By: /S/

TERRY W. WONG

Terry W. Wong, President

Date: January 27, 2005

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